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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    Current Report Under Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                       Date of Report: SEPTEMBER 17, 2001



                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20159
                            (Commission File Number)



                       OHIO                                31-1073048
           (State or other jurisdiction of               (IRS employer
            incorporation or organization)             Identification No.)



         323 CROGHAN STREET, FREMONT, OHIO                    43420
     (Address of principal executive offices)               (Zip Code)



                                 (419)-332-7301
              (Registrant's telephone number, including area code)






This document contains 3 pages.



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                            CROGHAN BANCSHARES, INC.


Item 5 - Other Events


Joseph W. Berger, the Treasurer/Assistant Secretary of Croghan Bancshares, Inc. and the Vice President/Chief Financial Officer of The Croghan Colonial Bank, announced his termination from both positions effective on September 17, 2001 to pursue other interests.

Allan E. Mehlow will assume the position of Treasurer of Croghan Bancshares, Inc. and Vice President/Chief Financial/Chief Operating Officer of The Croghan Colonial Bank.



















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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CROGHAN BANCSHARES, INC.
                                                   (Registrant)


                                              by:     /s/ Steven C. Futrell
                                                  Steven C. Futrell, President



Date:    September 17, 2001